CERTIFICATION

I, Leo S. Ullman, Chief Executive Officer of Cedar Shopping Centers, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.          The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 5th day of May, 2005.

/s/ LEO S. ULLMAN

Leo S. Ullman, Chief Executive Officer

CERTIFICATION

I, Thomas J. O’Keeffe, Chief Financial Officer of Cedar Shopping Centers, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.          The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 5th day of May, 2005.

/s/ THOMAS J. O’KEEFFE

Thomas J. O’Keeffe, Chief Financial Officer